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                                                                   Exhibit 23.04


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of our report dated January 21, 1998 relating to the consolidated financial statements of the Company which appears in the Company's Registration Statement No. 333-91703. We also consent to the reference to us under the heading "Experts" in this Registration Statement.


                                           /s/ Stockman Kast Ryan & Company LLP
                                           ------------------------------------
                                           STOCKMAN KAST RYAN & COMPANY LLP


Colorado Springs, Colorado
January 24, 2000